EXHIBIT 99.2
American Express Company	(Preliminary)
Consolidated Statements of Income
(Millions, except percentages and per share amounts)

	Q1'25	Q4'24	Q3'24	Q2'24	Q1'24	YOY % change
Non-interest revenues
Discount revenue	$8,743	$9,177	$8,780	$8,855	$8,380	4
Net card fees	2,333	2,245	2,170	2,060	1,974	18
Service fees and other revenue	1,722	1,719	1,680	1,688	1,678	3
Total non-interest revenues	12,798	13,141	12,630	12,603	12,032	6
Interest income
Interest on loans	5,552	5,503	5,442	5,092	5,058	10
Interest and dividends on investment securities	14	18	18	25	25	(44)
Deposits with banks and other	569	556	689	677	692	(18)
Total interest income	6,135	6,077	6,149	5,794	5,775	6
Interest expense
Deposits	1,337	1,397	1,446	1,425	1,427	(6)
Long-term debt and other	629	642	697	639	579	9
Total interest expense	1,966	2,039	2,143	2,064	2,006	(2)
Net interest income	4,169	4,038	4,006	3,730	3,769	11
Total revenues net of interest expense	16,967	17,179	16,636	16,333	15,801	7
Provisions for credit losses
Card Member receivables	146	182	170	226	196	(26)
Card Member loans	901	1,011	1,114	970	1,014	(11)
Other	103	99	72	72	59	75
Total provisions for credit losses	1,150	1,292	1,356	1,268	1,269	(9)
Total revenues net of interest expense after provisions for credit losses	15,817	15,887	15,280	15,065	14,532	9

Expenses
Card Member rewards	4,378	4,430	4,168	4,227	3,774	16
Business development	1,529	1,637	1,430	1,427	1,392	10
Card Member services	1,328	1,278	1,179	1,154	1,171	13
Marketing	1,486	1,614	1,470	1,480	1,476	1
Salaries and employee benefits	2,120	2,102	2,049	1,949	2,098	1
Professional services	541	698	579	542	455	19
Data processing and equipment	705	805	725	701	657	7
Other, net	400	567	476	(205)	364	10
Total expenses	12,487	13,131	12,076	11,275	11,387	10
Pretax income	3,330	2,756	3,204	3,790	3,145	6
Income tax provision	746	586	697	775	708	5
Net income	$2,584	$2,170	$2,507	$3,015	$2,437	6
Net income attributable to common shareholders (A)	$2,552	$2,139	$2,474	$2,977	$2,405	6
Effective tax rate	22.4%	21.3%	21.8%	20.4%	22.5%

Earnings Per Common Share
Basic
Net income attributable to common shareholders	$3.64	$3.04	$3.50	$4.16	$3.34	9
Average common shares outstanding	701	703	708	716	721	(3)
Diluted
Net income attributable to common shareholders	$3.64	$3.04	$3.49	$4.15	$3.33	9
Average common shares outstanding	702	704	709	717	722	(3)
Cash dividends declared per common share	$0.82	$0.70	$0.70	$0.70	$0.70	17
See Appendix III for footnote references

American Express Company	(Preliminary)
Consolidated Balance Sheets and Related Statistical Information
(Millions, except percentages, per share amounts and where indicated)

	Q1'25	Q4'24	Q3'24	Q2'24	Q1'24	YOY % change
Assets
Cash & cash equivalents	$52,508	$40,640	$47,918	$52,895	$54,213	(3)
Card Member receivables, less reserves	58,355	59,240	58,886	59,485	59,624	(2)
Card Member loans, less reserves	133,611	133,995	128,960	125,530	121,348	10
Card Member loans held for sale	776	758	—	—	—
Investment securities	1,110	1,240	1,268	1,210	2,232	(50)
Other (B)	35,884	35,588	33,947	33,099	31,844	13
Total assets	$282,244	$271,461	$270,979	$272,219	$269,261	5

Liabilities and Shareholders' Equity
Customer deposits	$146,396	$139,413	$135,438	$133,746	$134,418	9
Short-term borrowings	1,559	1,374	1,457	1,639	1,742	(11)
Long-term debt	51,236	49,715	53,546	51,521	48,826	5
Other (B)	51,851	50,695	50,831	55,773	55,511	(7)
Total liabilities	251,042	241,197	241,272	242,679	240,497	4

Shareholders' Equity	31,202	30,264	29,707	29,540	28,764	8
Total liabilities and shareholders' equity	$282,244	$271,461	$270,979	$272,219	$269,261	5

Return on average equity (C)	33.6%	34.6%	33.9%	41.4%	34.3%
Return on average common equity (C)	35.0%	36.1%	35.3%	43.2%	35.9%
Book value per common share (dollars)	$42.28	$40.88	$39.92	$39.26	$37.79	12

See Appendix III for footnote references

American Express Company	(Preliminary)
Consolidated Capital

	Q1'25	Q4'24	Q3'24	Q2'24	Q1'24
Shares Outstanding (in millions)
Beginning of period	702	704	712	719	723
Repurchase of common shares	(2)	(3)	(8)	(7)	(5)
Net impact of employee benefit plans and others	1	1	—	—	1
End of period	701	702	704	712	719

Risk-Based Capital Ratios - Basel III ($ in billions)
Common Equity Tier 1/Risk Weighted Assets (RWA)	10.7%	10.5%	10.7%	10.8%	10.6%
Tier 1	11.4%	11.2%	11.4%	11.5%	11.3%
Total	13.4%	13.2%	13.4%	13.5%	13.2%

Common Equity Tier 1	$25.6	$24.9	$24.6	$24.6	$23.7
Tier 1 Capital	$27.2	$26.4	$26.2	$26.1	$25.3
Tier 2 Capital	$4.8	$4.7	$4.6	$4.6	$4.1
Total Capital	$32.0	$31.1	$30.8	$30.7	$29.4
RWA	$239.6	$235.8	$229.9	$227.8	$223.4
Tier 1 Leverage	10.0%	9.8%	9.8%	9.9%	9.8%
Supplementary Leverage Ratio (SLR) (D)	8.5%	8.3%
Average Total Assets to calculate the Tier 1 Leverage Ratio (E)	$273.1	$268.8	$267.6	$263.3	$257.6
Total Leverage Exposure to calculate SLR (D)	$322.4	$317.0

See Appendix III for footnote references

American Express Company	(Preliminary)
Selected Card Related Statistical Information
(Millions, except percentages and where indicated)

	Q1'25	Q4'24	Q3'24	Q2'24	Q1'24	YOY % change
Network volumes (billions) (F)	$439.6	$464.0	$441.0	$440.6	$419.2	5
Billed business (G)	$387.4	$408.4	$387.3	$388.2	$367.0	6

Card Member loans	$139,203	$139,674	$134,548	$130,851	$126,619	10

Cards-in-force (H)	147.5	146.5	145.5	144.3	142.4	4
Proprietary cards-in-force	84.6	83.6	82.9	82.1	81.1	4

Basic cards-in-force (H)	124.2	123.3	122.4	121.4	119.8	4
Proprietary basic cards-in-force	65.1	64.3	63.7	63.1	62.3	4

Average proprietary basic Card Member spending (dollars)	$5,987	$6,378	$6,110	$6,192	$5,919	1

Average fee per card (dollars) (I)	$111	$108	$105	$101	$98	13

Proprietary new cards acquired (J)	3.4	3.0	3.3	3.3	3.4

See Appendix III for footnote references

American Express Company	(Preliminary)
Network Volumes Related Growth

	YOY % change
	Reported					FX-Adjusted (K)
	Q1'25	Q4'24	Q3'24	Q2'24	Q1'24	Q1'25	Q4'24	Q3'24	Q2'24	Q1'24
Network volumes (F)	5%	7%	5%	3%	5%	6%	8%	5%	4%	6%
Billed business (G)	6	8	6	5	6	6	8	6	6	7
U.S. Consumer Services	7	9	6	6	8	n/a	n/a	n/a	n/a	n/a
Commercial Services	2	4	1	2	2	2	4	1	2	2
International Card Services	9	11	13	10	11	13	15	13	13	13

Merchant industry billed business
Goods & Services (G&S) spend (72% of Q1'25 billed business)	6	7	6	5	6	7	8	6	6	6
T&E spend (28% of Q1'25 billed business)	5	9	6	6	8	6	10	6	7	8

See Appendix III for footnote references

American Express Company	(Preliminary)
Selected Credit Related Statistical Information
Card Member Loans and Card Member Receivables
(Millions, except percentages and where indicated)

	Q1'25	Q4'24	Q3'24	Q2'24	Q1'24	YOY % change
Card Member loans and receivables
Net write-off rate (principal, interest and fees) (L)	2.4%	2.2%	2.2%	2.4%	2.3%
Net write-off rate (principal only) (L)(M)	2.1%	1.9%	1.9%	2.1%	2.1%
30+ days past due as a % of total (M)	1.3%	1.3%	1.3%	1.2%	1.3%

Card Member loans
Total Card Member loans	$139,203	$139,674	$134,548	$130,851	$126,619	10
Credit loss reserves
Beginning balance	$5,679	$5,588	$5,321	$5,271	$5,118	11
Provisions - principal, interest and fees	901	1,011	1,114	970	1,014	(11)
Net write-offs - principal less recoveries	(818)	(735)	(701)	(753)	(705)	16
Net write-offs - interest and fees less recoveries	(178)	(159)	(152)	(160)	(150)	19
Other (N)	8	(26)	6	(7)	(6)	#
Ending balance	$5,592	$5,679	$5,588	$5,321	$5,271	6
Reserve as a % of Card Member loans	4.0%	4.1%	4.2%	4.1%	4.2%
% of past due	284%	288%	297%	312%	297%
Average loans	$137,697	$136,972	$132,956	$128,321	$124,720	10
Net write-off rate (principal, interest and fees) (L)	2.9%	2.6%	2.6%	2.8%	2.7%
Net write-off rate (principal only) (L)(M)	2.4%	2.1%	2.1%	2.3%	2.3%
30+ days past due as a % of total (M)	1.4%	1.4%	1.4%	1.3%	1.4%

Net interest income divided by average Card Member loans including loans held for sale (O)	12.2%	11.7%	12.0%	11.7%	12.2%
Net interest yield on average Card Member loans including loans held for sale (O)	12.2%	11.8%	12.0%	11.7%	12.0%

Card Member receivables
Total Card Member receivables	$58,503	$59,411	$59,042	$59,656	$59,775	(2)
Credit loss reserves
Beginning balance	$171	$156	$171	$151	$174	(2)
Provisions - principal and fees	146	182	170	226	196	(26)
Net write-offs - principal and fees less recoveries	(169)	(164)	(187)	(205)	(217)	(22)
Other (N)	—	(3)	2	(1)	(2)	#
Ending balance	$148	$171	$156	$171	$151	(2)
Reserve as a % of Card Member receivables	0.3%	0.3%	0.3%	0.3%	0.3%
Net write-off rate (principal and fees) (L)	1.2%	1.1%	1.3%	1.4%	1.5%
Net write-off rate (principal only) (L)(M)	1.3%	1.2%	1.4%	1.5%	1.7%
30+ days past due as a % of total (M)	1.0%	0.9%	0.9%	0.9%	1.1%

# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

American Express Company	(Preliminary)
Selected Credit Related Statistical Information
Other Loans and Other Receivables
(Millions, except percentages and where indicated)

	Q1'25	Q4'24	Q3'24	Q2'24	Q1'24	YOY % change
Other loans (B)
Total other loans	$9,678	$9,232	$8,460	$8,157	$7,601	27
Credit loss reserves
Beginning balance	$194	$154	$140	$136	$126	54
Provisions	105	94	60	49	53	98
Net write-offs (principal only)	(53)	(51)	(44)	(43)	(42)	26
Net write-offs (interest and fees only)	(2)	(2)	(2)	(2)	(1)	#
Other (N)	—	(1)	—	—	—	—
Ending balance	$244	$194	$154	$140	$136	79
Reserve as a % of other loans	2.5%	2.1%	1.8%	1.7%	1.8%

Other receivables (B)
Total other receivables	$3,752	$3,587	$3,800	$3,889	$3,785	(1)
Credit loss reserves
Beginning balance	$27	$49	$44	$27	$27	—
Provisions	(2)	5	12	23	6	#
Net write-offs	(3)	(28)	(6)	(4)	(6)	(50)
Other (N)	1	1	(1)	(2)	—	—
Ending balance	$23	$27	$49	$44	$27	(15)
Reserve as a % of other receivables	0.6%	0.8%	1.3%	1.1%	0.7%

# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

American Express Company	(Preliminary)
Selected Income Statement Information by Segment
(Millions, except percentages)

	U.S. Consumer Services (USCS)	Commercial Services (CS)	International Card Services (ICS)	Global Merchant and Network Services (GMNS)	Corporate and Other	Consolidated
Q1'25
Non-interest revenues	$5,243	$3,265	$2,646	$1,660	$(16)	$12,798
Interest income	3,763	1,202	596	12	562	6,135
Interest expense	757	432	306	(143)	614	1,966
Total revenues net of interest expense	8,249	4,035	2,936	1,815	(68)	16,967
Total provisions for credit losses	631	329	192	(2)	—	1,150
Total revenues net of interest expense after provisions for credit losses	7,618	3,706	2,744	1,817	(68)	15,817
Card Member rewards, business development and Card Member services	3,882	1,746	1,312	283	12	7,235
Marketing	765	337	300	76	8	1,486
Salaries and employee benefits and other operating expenses	1,239	787	751	468	521	3,766
Total expenses	5,886	2,870	2,363	827	541	12,487
Pretax income (loss)	$1,732	$836	$381	$990	$(609)	$3,330
Q1'24
Non-interest revenues	$4,766	$3,194	$2,437	$1,655	$(20)	$12,032
Interest income	3,481	1,005	583	17	689	5,775
Interest expense	748	414	307	(198)	735	2,006
Total revenues net of interest expense	7,499	3,785	2,713	1,870	(66)	15,801
Total provisions for credit losses	727	355	182	6	(1)	1,269
Total revenues net of interest expense after provisions for credit losses	6,772	3,430	2,531	1,864	(65)	14,532
Card Member rewards, business development and Card Member services	3,356	1,493	1,203	279	6	6,337
Marketing	719	326	352	73	6	1,476
Salaries and employee benefits and other operating expenses	1,084	733	724	495	538	3,574
Total expenses	5,159	2,552	2,279	847	550	11,387
Pretax income (loss)	$1,613	$878	$252	$1,017	$(615)	$3,145
YOY % change
Non-interest revenues	10	2	9	—	20	6
Interest income	8	20	2	(29)	(18)	6
Interest expense	1	4	—	28	(16)	(2)
Total revenues net of interest expense	10	7	8	(3)	(3)	7
Total provisions for credit losses	(13)	(7)	5	#	#	(9)
Total revenues net of interest expense after provisions for credit losses	12	8	8	(3)	(5)	9
Card Member rewards, business development and Card Member services	16	17	9	1	#	14
Marketing	6	3	(15)	4	33	1
Salaries and employee benefits and other operating expenses	14	7	4	(5)	(3)	5
Total expenses	14	12	4	(2)	(2)	10
Pretax income (loss)	7	(5)	51	(3)	1	6

# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

U.S. Consumer Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages and where indicated)

	Q1'25	Q4'24	Q3'24	Q2'24	Q1'24	YOY % change
Non-interest revenues	$5,243	$5,314	$5,028	$5,029	$4,766	10
Interest income	3,763	3,753	3,722	3,474	3,481	8
Interest expense	757	815	806	771	748	1
Net interest income	3,006	2,938	2,916	2,703	2,733	10
Total revenues net of interest expense	8,249	8,252	7,944	7,732	7,499	10
Total provisions for credit losses	631	784	812	706	727	(13)
Total revenues net of interest expense after provisions for credit losses	7,618	7,468	7,132	7,026	6,772	12
Card Member rewards, business development and Card Member services	3,882	3,816	3,570	3,587	3,356	16
Marketing	765	813	755	764	719	6
Salaries and employee benefits and other operating expenses	1,239	1,294	1,148	1,115	1,084	14
Total expenses	5,886	5,923	5,473	5,466	5,159	14
Pretax segment income	$1,732	$1,545	$1,659	$1,560	$1,613	7

Billed business (billions) (G)	$164.3	$174.0	$162.3	$165.1	$153.4	7
Proprietary cards-in-force (H)	46.8	46.3	45.7	45.2	44.4	5
Proprietary basic cards-in-force (H)	33.0	32.5	32.1	31.7	31.1	6
Average proprietary basic Card Member spending (dollars)	$5,014	$5,387	$5,091	$5,258	$4,962	1

Segment assets	$110,886	$114,228	$106,201	$108,224	$104,297	6

Card Member loans
Total loans	$90,072	$92,632	$86,752	$84,958	$82,255	10
Average loans	$89,983	$89,178	$86,223	$83,452	$81,746	10
Net write-off rate (principal, interest and fees) (L)	3.0%	2.6%	2.6%	2.9%	2.8%
Net write-off rate (principal only) (L)	2.4%	2.1%	2.1%	2.4%	2.3%
30+ days past due as a % of total	1.4%	1.4%	1.4%	1.3%	1.4%

Net interest income divided by average Card Member loans (O)	13.5%	13.1%	13.5%	13.0%	13.4%
Net interest yield on average Card Member loans (O)	13.0%	12.7%	13.0%	12.6%	13.0%

Card Member receivables
Total receivables	$12,824	$14,419	$13,168	$13,796	$13,588	(6)
Net write-off rate (principal and fees) (L)	0.8%	0.9%	1.2%	1.2%	1.5%
Net write-off rate (principal only) (L)	0.7%	0.8%	1.1%	1.1%	1.3%
30+ days past due as a % of total	0.7%	0.6%	0.7%	0.7%	0.8%

See Appendix III for footnote references

Commercial Services				(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages and where indicated)
	Q1'25	Q4'24	Q3'24	Q2'24	Q1'24	YOY % change
Non-interest revenues	$3,265	$3,388	$3,304	$3,333	$3,194	2
Interest income	1,202	1,176	1,142	1,051	1,005	20
Interest expense	432	442	448	430	414	4
Net interest income	770	734	694	621	591	30
Total revenues net of interest expense	4,035	4,122	3,998	3,954	3,785	7
Total provisions for credit losses	329	311	374	349	355	(7)
Total revenues net of interest expense after provisions for credit losses	3,706	3,811	3,624	3,605	3,430	8
Card Member rewards, business development and Card Member services	1,746	1,751	1,627	1,633	1,493	17
Marketing	337	360	308	325	326	3
Salaries and employee benefits and other operating expenses	787	886	781	742	733	7
Total expenses	2,870	2,997	2,716	2,700	2,552	12
Pretax segment income	$836	$814	$908	$905	$878	(5)

Billed business (billions) (G)	$129.2	$136.0	$131.0	$132.3	$127.1	2
Proprietary cards-in-force (H)	15.5	15.4	15.5	15.4	15.4	1
Average proprietary basic Card Member spending (dollars)	$8,380	$8,804	$8,474	$8,588	$8,261	1

Segment assets	$62,012	$58,969	$59,716	$58,993	$58,143	7

Card Member loans
Total loans	$31,240	$29,647	$29,869	$28,621	$27,634	13
Average loans	$30,307	$30,203	$29,428	$28,031	$26,553	14
Net write-off rate (principal, interest and fees) (L)	3.0%	2.7%	2.6%	2.7%	2.6%
Net write-off rate (principal only) (L)	2.6%	2.3%	2.2%	2.3%	2.3%
30+ days past due as a % of total	1.6%	1.5%	1.5%	1.4%	1.5%

Net interest income divided by average Card Member loans including loans held for sale (O)	10.1%	9.6%	9.4%	8.9%	9.0%
Net interest yield on average Card Member loans including loans held for sale (O)	11.4%	11.1%	10.9%	10.5%	10.6%

Card Member receivables
Total receivables	$26,172	$24,945	$26,341	$26,737	$27,024	(3)
Net write-off rate (principal and fees) (L)	1.3%	1.1%	1.3%	1.4%	1.4%
Net write-off rate (principal only) - small business (L)	1.9%	1.6%	1.8%	2.0%	2.1%
30+ days past due as a % of total - small business	1.3%	1.3%	1.2%	1.2%	1.4%
90+ days past billing as a % of total - corporate	0.4%	0.4%	0.4%	0.4%	0.5%

See Appendix III for footnote references

International Card Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages and where indicated)

	Q1'25	Q4'24	Q3'24	Q2'24	Q1'24	YOY % change
Non-interest revenues	$2,646	$2,725	$2,659	$2,548	$2,437	9
Interest income	596	583	588	577	583	2
Interest expense	306	318	311	303	307	—
Net interest income	290	265	277	274	276	5
Total revenues net of interest expense	2,936	2,990	2,936	2,822	2,713	8
Total provisions for credit losses	192	194	158	192	182	5
Total revenues net of interest expense after provisions for credit losses	2,744	2,796	2,778	2,630	2,531	8
Card Member rewards, business development and Card Member services	1,312	1,442	1,296	1,302	1,203	9
Marketing	300	306	287	290	352	(15)
Salaries and employee benefits and other operating expenses	751	1,014	740	748	724	4
Total expenses	2,363	2,762	2,323	2,340	2,279	4
Pretax segment income	$381	$34	$455	$290	$252	51

Billed business (billions) (G)	$92.9	$97.7	$93.6	$90.2	$85.4	9
Proprietary cards-in-force (H)	22.3	21.9	21.7	21.5	21.3	5
Proprietary basic cards-in-force (H)	16.7	16.4	16.2	16.0	15.8	6
Average proprietary basic Card Member spending (dollars)	$5,619	$6,003	$5,829	$5,681	$5,436	3

Segment assets	$42,620	$42,879	$43,073	$41,982	$41,472	3

Card Member loans - consumer and small business
Total loans	$17,891	$17,395	$17,927	$17,272	$16,730	7
Average loans	$17,407	$17,591	$17,305	$16,838	$16,422	6
Net write-off rate (principal, interest and fees) (L)	2.3%	2.3%	2.4%	2.5%	2.6%
Net write-off rate (principal only) (L)	2.0%	1.9%	2.0%	2.1%	2.2%
30+ days past due as a % of total	1.2%	1.2%	1.2%	1.2%	1.3%

Net interest income divided by average Card Member loans (O)	6.8%	6.0%	6.4%	6.5%	6.8%
Net interest yield on average Card Member loans (O)	9.4%	8.7%	8.8%	9.0%	9.5%

Card Member receivables
Total receivables	$19,507	$20,047	$19,533	$19,123	$19,163	2
Net write-off rate (principal and fees) (L)	1.3%	1.3%	1.3%	1.5%	1.6%
Net write-off rate (principal only) - consumer and small business (L)	1.3%	1.3%	1.4%	1.6%	1.7%
30+ days past due as a % of total - consumer and small business	1.0%	0.8%	0.9%	0.9%	1.0%
90+ days past billing as a % of total - corporate	0.4%	0.4%	0.4%	0.4%	0.5%

See Appendix III for footnote references

Global Merchant and Network Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages and where indicated)

	Q1'25	Q4'24	Q3'24	Q2'24	Q1'24	YOY % change
Non-interest revenues	$1,660	$1,723	$1,667	$1,684	$1,655	—
Interest income	12	11	11	13	17	(29)
Interest expense	(143)	(160)	(169)	(176)	(198)	28
Net interest income	155	171	180	189	215	(28)
Total revenues net of interest expense	1,815	1,894	1,847	1,873	1,870	(3)
Total provisions for credit losses	(2)	6	10	20	6	#
Total revenues net of interest expense after provisions for credit losses	1,817	1,888	1,837	1,853	1,864	(3)
Business development and Card Member services	283	322	269	278	279	1
Marketing	76	130	112	96	73	4
Salaries and employee benefits and other operating expenses	468	583	465	(58)	495	(5)
Total expenses	827	1,035	846	316	847	(2)
Pretax segment income	$990	$853	$991	$1,537	$1,017	(3)

Total network volumes (billions) (F)	$439.6	$464.0	$441.0	$440.6	$419.2	5

Segment assets	$18,083	$17,712	$17,739	$24,446	$24,885	(27)

# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

American Express Company	(Preliminary)
Appendix I
Components of Return on Average Equity (ROE) and Return on Average Common Equity (ROCE)
(Millions, except percentages)

	Q1'25	Q4'24	Q3'24	Q2'24	Q1'24
ROE
Annualized Net income	$10,336	$10,129	$10,028	$12,060	$9,748
Average shareholders' equity	$30,733	$29,266	$29,623	$29,152	$28,410
Return on average equity (C)	33.6%	34.6%	33.9%	41.4%	34.3%

Reconciliation of ROCE
Annualized Net income	$10,336	$10,129	$10,028	$12,060	$9,748
Preferred share dividends and equity related adjustments	57	58	58	59	57
Earnings allocated to participating share awards and other	69	76	75	92	73
Net income attributable to common shareholders	$10,210	$9,995	$9,895	$11,909	$9,618

Average shareholders' equity	$30,733	$29,266	$29,623	$29,152	$28,410
Average preferred shares	1,584	1,584	1,584	1,584	1,584
Average common shareholders' equity	$29,149	$27,682	$28,039	$27,568	$26,826
Return on average common equity (C)	35.0%	36.1%	35.3%	43.2%	35.9%

See Appendix III for footnote references

American Express Company	(Preliminary)
Appendix II
Net Interest Yield on Average Card Member Loans
(Millions, except percentages and where indicated)

	Q1'25	Q4'24	Q3'24	Q2'24	Q1'24
Consolidated
Net interest income	$4,169	$4,038	$4,006	$3,730	$3,769
Exclude:
Interest expense not attributable to our Card Member loan portfolio (P)	851	865	940	912	882
Interest income not attributable to our Card Member loan portfolio (Q)	(851)	(823)	(940)	(920)	(916)
Adjusted net interest income (O)	$4,169	$4,080	$4,006	$3,722	$3,735
Average Card Member loans including loans held for sale	$138,457	$137,161	$132,956	$128,321	$124,720
Net interest income divided by average Card Member loans including loans held for sale (O)	12.2%	11.7%	12.0%	11.7%	12.2%
Net interest yield on average Card Member loans including loans held for sale (O)	12.2%	11.8%	12.0%	11.7%	12.0%

U.S. Consumer Services
Net interest income	$3,006	$2,938	$2,916	$2,703	$2,733
Exclude:
Interest expense not attributable to our Card Member loan portfolio (P)	64	73	45	44	36
Interest income not attributable to our Card Member loan portfolio (Q)	(177)	(160)	(143)	(132)	(122)
Adjusted net interest income (O)	$2,893	$2,851	$2,818	$2,615	$2,647
Average Card Member loans	$89,983	$89,178	$86,223	$83,452	$81,746
Net interest income divided by average Card Member loans (O)	13.5%	13.1%	13.5%	13.0%	13.4%
Net interest yield on average Card Member loans (O)	13.0%	12.7%	13.0%	12.6%	13.0%

Commercial Services
Net interest income	$770	$734	$694	$621	$591
Exclude:
Interest expense not attributable to our Card Member loan portfolio (P)	192	198	193	190	184
Interest income not attributable to our Card Member loan portfolio (Q)	(88)	(86)	(84)	(81)	(74)
Adjusted net interest income (O)	$874	$846	$803	$730	$701
Average Card Member loans including loans held for sale	$31,067	$30,392	$29,428	$28,031	$26,553
Net interest income divided by average Card Member loans including loans held for sale (O)	10.1%	9.6%	9.4%	8.9%	9.0%
Net interest yield on average Card Member loans including loans held for sale (O)	11.4%	11.1%	10.9%	10.5%	10.6%

International Card Services
Net interest income	$290	$265	$277	$274	$276
Exclude:
Interest expense not attributable to our Card Member loan portfolio (P)	123	130	122	118	126
Interest income not attributable to our Card Member loan portfolio (Q)	(11)	(12)	(14)	(15)	(15)
Adjusted net interest income (O)	$402	$383	$385	$377	$387
Average Card Member loans	$17,407	$17,591	$17,305	$16,838	$16,422
Net interest income divided by average Card Member loans (O)	6.8%	6.0%	6.4%	6.5%	6.8%
Net interest yield on average Card Member loans (O)	9.4%	8.7%	8.8%	9.0%	9.5%
See Appendix III for footnote references

Appendix III	(Preliminary)

All Information in the preceding tables is presented on a basis prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), unless otherwise indicated. Certain reclassifications of prior period amounts have been made to conform to the current period presentation.
(A)	Represents net income, less (i) earnings allocated to participating share awards of $18 million, $17 million, $18 million, $23 million and $18 million in Q1'25, Q4'24, Q3'24, Q2'24 and Q1'24, respectively; and (ii) dividends on preferred shares of $14 million, $14 million, $15 million, $15 million and $14 million in Q1'25, Q4'24, Q3'24, Q2'24 and Q1'24, respectively.
(B)	Within assets, "other" includes the following items as presented in our Consolidated Balance Sheets: Other loans, less reserves for credit losses, Premises and equipment and Other assets (including Other receivables); and within liabilities, "other" includes the following items: Accounts payable and Other liabilities.
(C)	Return on Average Equity (ROE) is calculated by dividing annualized net income for the period by average shareholders' equity for the period. Return on Average Common Equity (ROCE) is calculated by dividing annualized net income attributable to common shareholders for the period by average common shareholders' equity for the period.
(D)	Supplementary Leverage Ratio is calculated as Tier 1 capital divided by total leverage exposure. Total leverage exposure includes total average on-balance sheet assets and certain off-balance sheet exposures, less amounts permitted to be deducted from Tier 1 capital. We became a Category III firm in the third quarter of 2024 and thus are subject to a minimum supplementary leverage ratio from the fourth quarter onwards.
(E)	Presented for the purpose of calculating the Tier 1 Leverage Ratio.
(F)	Network volumes represent total transaction volumes (including cash advances) on payment products issued by American Express and under network partnership agreements with banks and other institutions, including joint ventures, as well as alternative payment solutions facilitated by American Express.
(G)	Billed business represents transaction volumes (including cash advances) on payment products issued by American Express.
(H)	Cards-in-force represent the number of cards that are issued and outstanding by American Express (proprietary cards-in-force) and cards issued and outstanding under network partnership agreements with banks and other institutions, except for retail cobrand cards issued by network partners that had no out-of-store spending activity during the prior twelve months. Basic cards-in-force excludes supplemental cards issued on consumer accounts. Cards-in-force is useful in understanding the size of our Card Member base.
(I)	Average fee per card is computed on an annualized basis based on proprietary net card fees divided by average proprietary total cards-in-force.
(J)	Proprietary new cards acquired represents the number of new cards issued by American Express during the referenced period, net of replacement cards. Proprietary new cards acquired is useful as a measure of the effectiveness of our customer acquisition strategy.
(K)	FX-adjusted information assumes a constant exchange rate between the periods being compared for purposes of conversion into U.S. dollars (e.g., assumes the foreign exchange rates used to determine results for the current period apply to the corresponding prior year period against which such results are being compared).
(L)	Our practice is to include uncollectible interest and/or fees as part of our total provision for credit losses and we therefore present a net write-off rate including principal, interest and/or fees. We also present a net write-off rate based on principal losses only to be consistent with industry convention.
(M)	Net write-off rate for principal losses only and 30+ days past due metrics represent consumer and small business, and are not available for corporate due to system constraints.
(N)	Other includes foreign currency impact on balance sheet re-measurement and translation.
(O)	For purposes of the calculation of net interest yield on Card Member loans and net interest income divided by average Card Member loans, average loans include loans held for sale (HFS) as we continue to recognize interest income on these loans until they are sold. Net interest income divided by average Card Member loans, computed on an annualized basis, includes elements of total interest income and total interest expense that are not attributable to the Card Member loan portfolio, and thus is not representative of net interest yield on average Card Member loans. Net interest yield on average Card Member loans, a non-GAAP measure, is computed by dividing adjusted net interest income (also a non-GAAP measure) by average Card Member loans, computed on an annualized basis. Adjusted net interest income represents net interest income attributable to our Card Member loans (which includes, on a GAAP basis, interest that is deemed uncollectible), excluding the impact of interest expense and interest income not attributable to our Card Member loans. Reserves and net write-offs related to uncollectible interest are recorded through provisions for credit losses, and thus not included in the net interest yield calculation. We believe that net interest yield on average Card Member loans is useful to investors because it provides a measure of profitability of our Card Member loan portfolio. See Appendix II for calculations of net interest income divided by average Card Member loans and net interest yield on average Card Member loans.
(P)	Primarily represents interest expense attributable to maintaining our corporate liquidity pool and funding Card Member receivables.
(Q)	Primarily represents interest income attributable to Other loans, interest-bearing deposits and the fixed income investment portfolios.